                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2005

                  STRATEGY INTERNATIONAL INSURANCE GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

            TEXAS                     333-106637              16-1644353
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 (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                  Identification Number)

         200 Yorkland Blvd., Suite 710, Toronto, Ontario, M2J5C1, Canada
         ---------------------------------------------------------------
             (Address of Principal Executive Offices with Zip Code)

       Registrant's telephone number, including area code: (416) 496-9988
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

                           SECTION 7 -- REGULATION FD

ITEM 7.01. REGULATION FD DISCLOSURE.

              As used in this report, "we", "us", "our" or "the Registrant"
     refer to Strategy International Insurance Group, Inc., a Texas corporation.

              On July 27, 2005, we issued the Press Release attached as Exhibit
     99.2 hereto.

                            SECTION 8 -- OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

              As disclosed on our current report on Form 8-K filed with the
     Commission on May 25, 2005, we entered into a letter of intent (the "Letter of Intent") with RS Group of Companies, Inc., a Florida corporation ("RS
     Group") to acquire all of the outstanding securities of RS Group in a merger transaction (the "Transaction"), subject to the negotiation and execution of a definitive merger agreement and other definitive documents on terms and conditions acceptable to both us and RS Group.

              On July 27, 2005, we entered into a letter agreement (the "Letter
     Agreement") with RS Group to extend the exclusivity period set out in the
     Letter of Intent for an additional sixty (60) days, from July 25, 2005 until September 25, 2005, to enable us to continue our due diligence regarding the Transaction and to be able to negotiate the terms of the definitive documentation for the Transaction with RS Group.

                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         99.1     Letter Agreement, dated July 27, 2005, between Strategy
                  International Insurance Group, Inc. and RS Group of Companies,
                  Inc.

         99.2     Press release of Strategy International Insurance Group, Inc., dated July 27, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    STRATEGY INTERNATIONAL INSURANCE GROUP, INC.

Date: August 2, 2005                By: /s/ Stephen Stonhill
                                        ----------------------------------
                                        Name:  Stephen Stonhill
                                        Title: Chairman of the Board and
                                               Chief Executive Officer

                                  EXHIBIT INDEX

Number            Description
------            -----------

99.1              Letter Agreement, dated July 27, 2005, between Strategy
                  International Insurance Group, Inc. and RS Group of Companies,
                  Inc.

99.2              Press release of Strategy International Insurance Group, Inc., dated July 27, 2005.